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                                                               Exhibit 10.9

                    GRANAHAN MCCOURT ACQUISITION CORPORATION

JULY 24, 2006

Granahan McCourt Capital, LLC
179 Stony Brook Road
Hopewell, NJ 08525

Ladies and Gentlemen:

     This letter will confirm our agreement that commencing on July 1, 2006 Granahan McCourt Capital, LLC ("Capital") shall make available to Granahan McCourt Acquisition Corporation ("GMC") certain office space and general and administrative services as may be required by GMC, situated at 179 Stony Brook Road, Hopewell, NJ 08525, and/or their offices at 167 Stony Brook Road, or any other office space Capital occupies. In exchange therefore, GMC shall pay Capital the sum of $10,000 per month. GMC will pay Capital the $10,000 monthly fee each month until the earlier of (i) the completion of GMC's initial business combination and (ii) GMC's dissolution.

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                                Very truly yours,

                                GRANAHAN MCCOURT ACQUISITION CORPORATION

                                By:    /s/ David C. McCourt
                                       --------------------------------------
                                Name:  David C. McCourt
                                Title: President, Chief Executive Officer and
                                       Chairman of the Board


AGREED AND ACCEPTED

GRANAHAN MCCOURT CAPITAL, LLC

By:    /s/ David C. McCourt
       ---------------------------
Name:  David C. McCourt
Title: Chief Executive Officer and
       Chairman